UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2014

Date of reporting period:  September 30, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2014 Annual Report

September 30, 2014

2014 Annual Report
September 30, 2014

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible and equity securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2014 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility
Ellsworth market price	7.81%	13.03%	14.05%	10.92%	6.35%	15.36%
Ellsworth net asset value	6.63	10.92	15.00	11.47	6.88	12.24
Bank of America Merrill Lynch All U.S.
Convertibles Index	7.70	14.18	17.26	12.65	7.62	12.52
Barclays Balanced U.S.
Convertibles Index	3.15	6.58	13.56	10.58	NA	NA
S&P 500® Index	8.33	19.69	22.94	15.67	8.10	15.02

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Ellsworth’s net asset value performance in the table above has not been adjusted for expenses. Ten-year performance has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price (NYSE MKT symbol: ECF)

	Net Asset Value			Market Price
Qtr. Ended	High	Low	Close	High	Low	Close
12/31/13	$9.85	$9.42	$9.85	$8.27	$7.75	$8.19
3/31/14	10.40	9.74	10.16	8.62	8.08	8.60
6/30/14	10.53	9.88	10.53	8.84	8.33	8.83
9/30/14	10.64	10.28	10.29	8.96	8.61	8.65

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #
10/31/13	11/27/13	$0.06	$—	$0.06	43%
2/13/14	2/27/14	0.06	—	0.06	45
5/15/14	5/29/14	0.06	—	0.06	45
8/14/14	8/28/14	0.06	—	0.06	45
		$0.24	$—	$0.24

#	Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders

November 17, 2014

We are delighted to share with you some very positive news about Ellsworth Fund Ltd. Year to date through September 30, 2014, the common stock portion of our portfolio had a total return that outperformed the portfolio as a whole. Furthermore, the volatility of our common stock holdings was actually lower than that of the portfolio as a whole as measured by standard deviation. So we were able to reduce Fund volatility while improving performance as a result of our increase in the share of common stock holdings in the portfolio. Our investment approach allowed us to beat all of our closed-end convertible fund peers as well as the Lipper Open-End Convertible Fund average over the nine months ended September 30, 2014.

Performance for Ellsworth’s fourth fiscal quarter ended September 30, 2014 was enhanced by exposure to the Health Care and Information Technology sectors. Performance was held back, however, by the Fund’s exposure to the Energy and Industrial sectors. The Fund’s largest sector exposures as of September 30, 2014 were in Information Technology (23.5%), Financials (18.8%), and Health Care (18.4%).

The Fund places equal importance on income and capital gains and seeks returns with a lower volatility than that of the market as a whole. Traditionally, we have found balanced convertible securities to be the instruments of choice to satisfy these requirements. Nonetheless, during the past year or more, we have continued expanding our allocation of investments to dividend paying common stocks. We believe there are many undervalued stocks with a history of dividend growth that will have a positive impact on the Fund’s yield without sacrificing capital gains potential or significantly increasing volatility. Our expectation is that this continuing strategy will give us a greater opportunity to achieve our investment objectives than would a lower allocation to dividend paying common stocks. We believe this conclusion to be true regardless of whether volatility increases or the equity market continues on an upward trajectory. We believe the performance for the nine months ended September 30, 2014 corroborates our investment thesis. It also affords us the opportunity to construct a portfolio with risk and return characteristics that are similar to those of traditional convertible securities, even if those characteristics become less common in the convertible market.

The portfolio of Ellsworth Fund Ltd. at September 30, 2014 consisted of 52.1% cash-pay convertible bonds and notes, 9.7% mandatory convertible issues, 9.5% convertible preferred stock, and 27.5% common stock. At that date, the bonds had an average current annual yield of 2.20%; the mandatory convertible securities, 5.53%; the preferred shares, 6.05%; and the common shares, 3.71%. The Fund’s convertible securities holdings at September 30, 2014 had a median premium-to-conversion value of 22.3%. We calculate that equities and equity-sensitive convertible issues at that date made up 52% of the Fund’s portfolio, with credit-sensitive issues accounting for 11% of the Fund’s portfolio, and total-return convertible issues at 37%.

Moving from Fund specific information to the markets more generally, the September quarter saw an increase in volatility in the U.S. markets for a plethora of reasons ranging from geopolitical and health concerns to the end of the quantitative easing program by the Federal Reserve Board. In this type of environment we believe that proper securities selection can be the key to good performance, as certain companies are much less likely to be adversely affected by various externalities than others. We believe the Fund’s investment approach as described above positions us to do so effectively.

continued on the following page

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders (continued)

At its October meeting, the Board of Trustees of the Fund declared a distribution of $0.35 per share. The distribution consists of $0.038 undistributed net investment income, and net realized gains on investments of $0.312. The distribution is payable on November 26, 2014 to shareholders of record on October 31, 2014. This is the largest single distribution by the Fund since calendar year 2007; furthermore, this year’s total annual distribution is also the largest since 2007. The Board has adopted a 5% minimum dividend distribution policy and also authorized a share repurchase program of up to 3% of the outstanding shares as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares.

The 2015 annual meeting of shareholders will be held on February 9, 2015. Information about the location of the meeting will be included in the proxy statement, scheduled to be mailed to shareholders on December 29, 2014. All shareholders are welcome to attend and we hope to see you there.

Portfolio Managers:

Thomas H. Dinsmore
Jane D. O’Keeffe
James A. Dinsmore

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$4,204,130	3.1%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

AT&T Inc.	2,466,800	1.8
AT&T Inc. is a holding company, and provides telecommunications services in the United States and worldwide. These services include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, managed networking, wholesale services and directory advertising and publishing.

United Technologies Corp.	2,355,600	1.8
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

Micron Technology, Inc.	2,310,000	1.7
Micron is a global manufacturer and marketer of semiconductor devices, principally NAND Flash, DRAM and NOR Flash memory, as well as other memory technologies, packaging solutions and semiconductor systems for use in computing, consumer, networking, automotive, industrial, embedded and mobile products.

NextEra Energy, Inc.	2,236,800	1.7
NextEra is an electric power company. The company has over 42,000 megawatts of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

ConocoPhilips	2,049,359	1.5
ConocoPhillips explores for, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen on a worldwide basis.

EMC Corp.	2,048,200	1.5
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

The Priceline Group Inc.	2,025,938	1.5
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Equinix, Inc.	1,933,125	1.4
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Total	$21,629,952	16.0%

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Major Industry Exposure

% Total Net Assets
Software	9.1%
Biotechnology	8.8
Real Estate Investment Trusts	7.3
Semiconductors & Semiconductor Equipment	7.3
Pharmaceuticals	7.1
Oil, Gas & Consumable Fuels	5.5
Food Products	4.0
Diversified Telecommunications Services	3.7
Commercial Banks	3.0
Wireless Telecommunication Services	2.9
Total	58.7%

Major Portfolio Changes by underlying common stock

Six months ended September 30, 2014

ADDITIONS	REDUCTIONS
American Tower Corp.	Bristol Myers Squibb Co.

AmSurg Corp.	Bristow Group Inc.

B&G Foods, Inc.	DFC Global Corp.

BlackRock Kelso Capital Corp.	Gilead Sciences, Inc.

Cepheid	Goodrich Petroleum Corp.

Illumina, Inc.	Iconix Brand Group, Inc.

Mentor Graphics Corp.	Intel Corp.

Roche Holdings Ltd.	Ixia

SBA Communications Corp.	Kaiser Aluminum Corp.

SolarCity Corp.	Layne Christensen Co.

Spirit Realty Capital, Inc.	Lexington Realty Trust

Stratasys Ltd.	Merck & Co., Inc.

SunEdison, Inc.	MetLife, Inc.

Tyson Foods, Inc.	Nuance Communications, Inc.

Verint Systems Inc.	Take-Two Interactive Software, Inc.

Vodafone Group Plc (ADR)	The Priceline Group Inc.

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – 52.1%

Airlines – 1.2%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	$875,000	$883,916	$1,554,219

Automobiles – 0.1%
Tesla Motors, Inc., 1.25%, Due 3/1/21, (BBB)	200,000	200,000	191,000

Biotechnology – 8.0%
Array BioPharma Inc., 3.00%, Due 6/1/20, (BB)	250,000	253,121	222,500
Cepheid, 1.25%, Due 2/1/21, (A) (1)	800,000	795,355	790,500
Cubist Pharmaceuticals, Inc., 1.875%, Due 9/1/20, (BBB)	1,100,000	1,214,069	1,226,500
Emergent BioSolutions Inc., 2.875%, Due 1/15/21, (BBB)	800,000	810,253	806,000
Exelixis, Inc., 4.25%, Due 8/15/19, (B)	750,000	847,714	433,125
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	900,000	934,524	4,204,130
Incyte Corp., 1.25%, Due 11/15/20, (BBB)	1,000,000	1,282,577	1,219,375
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/20, (BB)	250,000	258,474	389,844
OPKO Health Inc., 3.00%, Due 2/1/33, (BBB)	400,000	404,348	526,000
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (A)	250,000	247,877	1,069,219
		7,048,312	10,887,193

Capital Markets – 0.8%
FXCM Inc., 2.25%, Due 6/15/18, (A)	1,000,000	1,009,782	1,044,375

Consumer Finance – 1.3%
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (A)	1,000,000	1,102,160	1,142,500
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/20, (A)	500,000	500,000	544,062
		1,602,160	1,686,562

Diversified Consumer Services – 0.8%
Carriage Services, Inc., 2.75%, Due 3/15/21, (BBB)	1,000,000	1,024,181	1,040,005

Diversified Telecommunications Services – 0.6%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	945,072	810,000

Electrical Equipment – 0.6%
SolarCity Corp., 2.75%, Due 11/1/18, (BBB)	250,000	262,277	300,000
SolarCity Corp., 1.625%, Due 11/1/19, (BBB) (1)	500,000	500,000	484,062
		762,277	784,062

Electronic Equipment Instruments – 0.8%
InvenSense, Inc., 1.75%, Due 11/1/18, (BBB)	1,000,000	1,040,818	1,115,625

Energy Equipment & Services – 0.4%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	555,000	598,617	600,094

Food Products – 0.5%
Chiquita Brands International, 4.25%, Due 8/15/16, (CCC)	700,000	684,078	703,500

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Health Care Equipment & Supplies – 0.2%
The Spectranetics Corp., 2.625%, Due 6/1/34, (BBB)	$250,000	$250,000	$281,562

Health Care Providers & Services – 1.1%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (A)	1,250,000	1,322,801	1,478,125

Hotels, Restaurants & Leisure – 0.5%
MGM Resorts International, 4.25%, Due 4/15/15, (B)	500,000	499,692	630,938

Household Durables – 1.1%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	500,000	505,657	685,625
Jarden Corp., 1.125%, Due 3/15/34, (BB) (1)	750,000	760,214	751,406
		1,265,871	1,437,031

Insurance – 0.6%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (A)	500,000	530,652	792,500

Internet & Catalog Retail – 1.5%
The Priceline Group Inc., 1.00%, Due 3/15/18, (BBB)	1,500,000	1,749,691	2,025,938

Internet Software & Services – 2.7%
Equinix Inc., 4.75%, Due 6/15/16, (B)	750,000	1,644,154	1,933,125
Twitter, Inc., 1.00%, Due 9/15/21, (NR) (1)	500,000	498,011	491,562
Web.com Group, Inc., 1.00%, Due 8/15/18, (BBB)	1,375,000	1,372,256	1,263,281
		3,514,421	3,687,968

IT Services – 0.8%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	900,000	914,682	1,131,188

Life Science Tools & Services – 1.1%
Illumina, Inc., 0.25%, Due 3/15/16, (BBB)	500,000	542,170	994,378
Illumina, Inc., 0.50%, Due 6/15/21, (BBB) (1)	500,000	514,414	535,625
		1,056,584	1,530,003

Machinery – 0.7%
Chart Industries, Inc., 2.00%, Due 8/1/18, (BB)	750,000	813,151	872,344

Media – 0.5%
Liberty Media Corp., 1.375%, Due 10/15/23, (A)	750,000	757,960	737,812

Metals & Mining – 1.7%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BB)	400,000	478,529	429,240
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	500,000	500,754	798,450
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	607,101	618,000
RTI International Metals, Inc., 1.625%, Due 10/15/19, (BBB)	500,000	504,884	480,625
		2,091,268	2,326,315

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Oil, Gas & Consumable Fuels – 1.1%
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BB)	$500,000	$504,592	$433,750
Goodrich Petroleum Corp., 5.00%, Due 10/1/32, (CCC)	517,000	525,641	548,343
Ship Finance International Ltd., 3.25%, Due 2/1/18, (BBB)	500,000	500,000	544,375
		1,530,233	1,526,468

Pharmaceuticals – 2.8%
Depomed, Inc., 2.50%, Due 9/1/21, (BBB)	300,000	314,826	317,438
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	539,184	1,710,625
Salix Pharmaceuticals, Ltd., 2.75%, Due 5/15/15, (B)	300,000	305,263	1,008,188
Salix Pharmaceuticals, Ltd., 1.50%, Due 3/15/19, (B)	300,000	420,749	727,125
		1,580,022	3,763,376

Real Estate Investment Trusts – 2.7%
American Realty Capital Properties, Inc., 3.00%, Due 8/1/18, (A)	1,000,000	996,089	995,000
Colony Financial, Inc., 5.00%, Due 4/15/23, (AA)	1,250,000	1,291,644	1,304,688
Lexington Realty Trust, 6.00%, Due 1/15/30, (A)	300,000	300,000	433,500
RAIT Financial Trust, 4.00%, Due 10/1/33, (A)	500,000	495,133	471,250
Spirit Realty Capital, Inc., 3.75%, Due 5/15/21, (AA)	500,000	500,000	486,252
		3,582,866	3,690,690

Real Estate Management – 0.8%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (AA)	1,000,000	1,003,187	1,030,625

Semiconductors & Semiconductor Equipment – 6.5%
GT Advanced Technologies Inc., 3.00%, Due 12/15/20, (BB) (2)	850,000	1,018,158	966,344
JinkoSolar Holding Co., Ltd., 4.00%, Due 2/1/19, (BB)	500,000	504,642	478,750
Micron Technology, Inc., 3.00%, Due 11/15/43, (BB)	1,750,000	1,790,589	2,310,000
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	990,292	1,058,750
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	500,000	521,875
Spansion LLC, 2.00%, Due 9/1/20, (A)	500,000	500,000	875,312
SunEdison, Inc., 2.75%, Due 1/1/21, (BB) (1)	250,000	250,000	372,344
SunEdison, Inc., 0.25%, Due 1/15/20, (BB) (1)	375,000	371,536	368,438
SunPower Corp., 0.875%, Due 6/1/21, (BBB) (1)	1,000,000	1,042,255	1,076,250
Xilinx, Inc., 2.625%, Due 6/15/17, (A)	500,000	588,015	742,812
		7,555,487	8,770,875

Software – 8.1%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	750,000	781,527	846,562
EnerNOC, Inc., 2.25%, Due 8/15/19, (A) (1)	500,000	501,231	470,000
Mentor Graphics Corp., 4.00%, Due 4/1/31, (A)	1,250,000	1,411,073	1,452,344
MercadoLibre, Inc., 2.25%, Due 7/1/19, (A) (1)	500,000	506,885	544,062
NQ Mobile Inc., 4.00%, Due 10/15/18, (BB)	500,000	500,000	373,750
Nuance Communications, Inc., 2.75%, Due 11/1/31, (BB)	1,500,000	1,492,722	1,486,875
Proofpoint, Inc., 1.25%, Due 12/15/18, (BBB)	650,000	650,000	768,219
Synchronoss Technologies, Inc., 0.75%, Due 8/15/19, (A)	750,000	780,839	829,219
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (A)	1,000,000	1,031,644	1,333,750
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	983,350	990,000
TiVo Inc., 2.00%, Due 10/1/21, (A) (1)	500,000	500,000	488,125
Verint Systems Inc., 1.50%, Due 6/1/21, (B)	1,250,000	1,268,946	1,361,719
		10,408,217	10,944,625

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Technology, Hardware & Storage – 0.4%
Violin Memory, Inc., 4.25%, Due 10/1/19, (NR) (1)	$500,000	$500,000	$536,875

Textiles, Apparel & Luxury Goods – 1.4%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	750,000	743,401	948,750
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	750,000	750,000	958,125
		1,493,401	1,906,875

Trading Companies & Distributors – 0.7%
Kaman Corp., 3.25%, Due 11/15/17, (A)	750,000	801,651	958,125

Total Convertible Bonds and Notes		59,021,050	70,476,893

Convertible Preferred Stock – 9.5%
	Shares

Commercial Banks – 2.1%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	1,552,500	1,667,500
Wells Fargo & Co., 7.50%, (BBB)	1,000	752,212	1,202,510
		2,304,712	2,870,010

Diversified Financial Services – 1.3%
Bank of America Corp., 7.25%, (BB)	1,600	1,390,555	1,834,400

Food Products – 1.4%
Bunge Ltd., 4.875%, (BB)	7,500	669,375	815,625
Post Holdings, Inc., 3.75%, (B)	8,300	874,463	707,824
Post Holdings, Inc., 2.50%, (B)	5,000	500,000	356,250
		2,043,838	1,879,699

Machinery – 0.8%
Stanley Black & Decker, Inc., 6.25%, (BBB)	10,000	1,031,784	1,121,000

Oil, Gas & Consumable Fuels – 1.6%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,345,541	1,705,000
Halcon Resources Corp., 5.75%, (CCC)	500	540,000	410,000
		1,885,541	2,115,000

Real Estate Investment Trusts – 0.8%
Health Care REIT, Inc., 6.50%, (BB)	20,000	1,142,341	1,143,600

Specialty Retail – 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,3,4)	655,793	1,500,000	763,605
Amerivon Holdings LLC, common equity units, (NR) (1,3,4)	272,728	0	16,364
		1,500,000	779,969

Thrift & Mortgage Finance – 0.9%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,043,554	1,156,500

Total Convertible Preferred Stock		12,342,325	12,900,178

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014 (continued)

	Shares	Identified Cost	Value (Note 1)
Mandatory Convertible Securities – 9.7% (5)

Aerospace & Defense – 1.8%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	40,000	$2,127,190	$2,355,600

Biotechnology – 0.8%
AmSurg Corp., 5.25%, Due 7/1/17, (B)	10,500	1,093,816	1,122,975

Electric Utilities – 1.7%
NextEra Energy, Inc., 5.799%, Due 9/1/16, (BBB)	30,000	1,612,724	1,637,700
NextEra Energy, Inc., 5.889%, Due 9/1/15, (BBB)	10,000	503,300	599,100
		2,116,024	2,236,800

Food Products – 0.5%
Post Holdings, Inc., 5.25%, Due 6/1/17, (B)	2,500	250,000	191,812
Tyson Foods, Inc., 4.75%, Due 7/15/17, (A)	10,000	496,248	503,600
		746,248	695,412

Insurance – 0.7%
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,131,250	1,001,250

Multi-Utilities – 1.0%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	624,575	700,750
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	624,692	703,125
		1,249,267	1,403,875

Real Estate Investment Trusts – 2.3%
American Tower Corp., 5.25%, Due 5/15/17, (BBB)	1,250	125,000	135,625
Crown Castle International Corp., 4.50%, Due 11/1/16, (B)	12,500	1,251,875	1,314,750
Weyerhaeuser Co., 6.375%, Due 7/1/16, (BBB)	30,000	1,540,725	1,626,000
		2,917,600	3,076,375

Road & Rail – 0.9%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,048,515	1,237,000

Total Mandatory Convertible Securities (5)		12,429,910	13,129,287

Common Stock – 27.5%

Automobiles – 1.1%
Ford Motor Co.	100,000	1,498,550	1,479,000

Capital Markets – 0.8%
BlackRock Kelso Capital Corp.	131,034	1,245,744	1,119,030

Commercial Banks – 0.9%
Wells Fargo & Co.	22,200	1,104,926	1,151,514

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Portfolio of Investments September 30, 2014 (continued)

	Shares	Identified Cost	Value (Note 1)
Common Stock – continued

Diversified Financial Services – 0.8%
Citigroup Inc.	19,546	$836,658	$1,012,874

Diversified Telecommunications Services – 3.1%
AT&T Inc	70,000	2,024,136	2,466,800
Verizon Communications Inc.	35,260	1,184,050	1,762,647
		3,208,186	4,229,447

Food Products – 1.6%
B&G Foods, Inc.	25,000	809,788	688,750
ConAgra Foods, Inc.	45,000	1,458,225	1,486,800
		2,268,013	2,175,550

Household Products – 1.0%
Church & Dwight Co., Inc.	20,000	1,300,369	1,403,200

Industrial Conglomerates – 0.9%
General Electric Co.	50,000	1,326,590	1,281,000

Insurance – 0.6%
MetLife, Inc.	14,175	626,733	761,481

Media – 1.0%
Walt Disney Co.	15,000	454,782	1,335,450

Oil, Gas & Consumable Fuels – 2.8%
ConocoPhillips	26,782	1,668,254	2,049,359
Halcon Resources Corp.	2,774	14,617	10,985
Kinder Morgan, Inc.	45,000	1,561,603	1,725,300
		3,244,474	3,785,644

Pharmaceuticals – 4.3%
AbbVie Inc.	25,000	963,829	1,444,000
Eli Lilly & Co.	15,000	800,268	972,750
Merck & Co., Inc.	22,651	839,335	1,342,751
Pfizer Inc.	40,000	923,760	1,182,800
Roche Holdings Ltd.	22,500	839,318	832,275
		4,366,510	5,774,576

Real Estate Investment Trusts – 1.5%
American Tower Corp.	12,000	1,056,810	1,123,560
Invesco Mortgage Capital Inc.	58,700	1,005,202	922,764
		2,062,012	2,046,324

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	30,000	611,400	1,044,600

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E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2014 (continued)

	Shares	Identified Cost	Value (Note 1)
Common Stock – continued

Software – 1.0%
Microsoft Corp.	28,600	$762,471	$1,325,896

Technology, Hardware & Storage – 2.4%
EMC Corp.	70,000	1,750,409	2,048,200
Stratasys Ltd. (6)	10,000	1,111,528	1,207,800
		2,861,937	3,256,000

Wireless Telecommunication Services – 2.9%
SBA Communications Corp. (6)	20,500	1,971,693	2,273,450
Vodafone Group Plc (ADR)	50,909	1,906,142	1,674,397
		3,877,835	3,947,847

Total Common Stock		31,657,190	37,129,433

Total Convertible Bonds and Notes – 52.1%		$59,021,050	$70,476,893
Total Convertible Preferred Stock – 9.5%		12,342,325	12,900,178
Total Mandatory Convertible Securities – 9.7%		12,429,910	13,129,287
Total Common Stock – 27.5%		31,657,190	37,129,433
Total Investments – 98.8%		$115,450,475	$133,635,791

Other Assets and Liabilites, Net – 1.2%			1,631,324
Total Net Assets – 100.0%			$135,267,115

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at September 30, 2014 was $7,689,219, which represented 5.7% of the Fund’s net assets.

(2)	On October 6, 2014, the company filed for bankruptcy and went into default.

(3)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $779,969 at September 30, 2014, which represented 0.6% of the Fund’s net assets.

(4)	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of September 30, 2014, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	655,793	$1,500,000	$1.164	$763,605	0.6%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.060	16,364	0.0%

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i) of the Notes to Financial Statements.

(6)	Non-income producing.

ADR = American Depositary Receipt.

continued

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Portfolio of Investments September 30, 2014 (continued)

Portfolio Ratings (unaudited):	Summary of Portfolio Ratings *
		% of
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).		Portfolio
	AAA	0
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	AA	3
	A	28
	BBB	30
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).	BB	21
	B	12
	CCC & below	2
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.	Not Rated	4
	* Excludes equity securities and cash.

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E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2014
Assets:
Investments at value (cost $115,450,475) (Note 1)	$133,635,791
Cash	30,039
Receivable for securities sold	1,237,500
Dividends and interest receivable	678,646
Prepaid insurance	18,071
Total assets	135,600,047
Liabilities:
Payable for securities purchased	265,243
Accrued management fee (Note 2)	9,844
Accrued expenses	57,845
Total liabilities	332,932

Net Assets:	$135,267,115

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$131,407
Additional paid-in capital	115,031,953
Accumulated net investment income loss	(3,052,951)
Accumulated net realized gain from investment transactions	4,971,390
Unrealized appreciation on investments	18,185,316
Net Assets	$135,267,115
Net asset value per share ($135,267,115 ÷ 13,140,692 outstanding shares)	$10.29

Statement of Operations

For the Year Ended September 30, 2014

Investment Income (Note 1):
Interest	$688,592
Dividends	2,580,268
Total Income	3,268,860
Expenses (Note 2):
Management fees	920,566
Custodian	15,918
Transfer agent	29,638
Legal fees	96,000
Audit fees	42,100
Trustees’ fees	115,250
Administrative services fees	67,402
Reports to shareholders	41,724
Insurance	30,185
Other	58,190
Total Expenses	1,416,973
Net Investment Income	1,851,887
Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment transactions	13,837,265
Net change in unrealized appreciation of investments	(3,015,876)
Net gain on invesments	10,821,389
Net Increase in Net Assets Resulting from Operations	$12,673,276

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E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

For the Years Ended October 31, 2014 and 2013

	2014	2013
Change in net assets from operations:
Net investment income	$1,851,887	$2,340,873
Net realized gain (loss) from investment transactions	13,837,265	2,555,080
Net change in unrealized appreciation of investments	(3,015,876)	12,871,535
Net change in net assets resulting from operations	12,673,276	17,767,488

Distributions to shareholders from:
Net investment income	(3,182,349)	(3,480,976)
Net realized gain on investments	—	—
Total distributions	(3,182,349)	(3,480,976)

Capital share transactions (Note 3):
Value of shares issued on reinvestment of distributions	305,503	373,863
Cost of shares purchased	(3,343,583)	—
Change in net assets resulting from capital share transactions	(3,038,080)	373,863

Change in net assets	6,452,847	14,660,375
Net assets at beginning of year	128,814,268	114,153,893

Net assets at end of year	$135,267,115	$128,814,268
Undistributed net investment income at end of year	$(3,052,951)	$(1,712,386)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Years Ended September 30,
	2014	2013	2012	2011	2010
Operating Performance:
Net asset value, beginning of year	$9.54	$8.48	$7.46	$7.95	$7.15
Net investment income	0.14	0.18	0.19	0.22	0.26
Net realized and unrealized gain (loss)	0.80	1.15	1.08	(0.46)	0.84
Total from investment operations	0.94	1.33	1.27	(0.24)	1.10
Less Distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.25)	(0.25)	(0.30)
Distributions from realized gains	—	—	—	—	—
Total distributions	(0.24)	(0.26)	(0.25)	(0.25)	(0.30)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	0.05	— (b)	—	—	—
Dilutive effect of dividend reinvestment	—	(0.01)	—	— (b)	— (b)
Net asset value, end of year	$10.29	$9.54	$8.48	$7.46	$7.95
Market value, end of year	$8.65	$7.87	$7.35	$6.43	$7.17
Total Return (a):
Market Value Return (%)	13.03	10.84	18.41	(7.13)	21.9
Net Asset Value Return (%)	10.92	16.45	17.75	(2.82)	16.4
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$135,267	$128,814	$114,154	$100,008	$106,233
Ratio of expenses to average net assets (%)	1.1	1.1	1.1	1.1	1.1
Ratio of net investment income to average net assets (%)	1.3	1.9	2.3	2.6	3.5
Portfolio turnover rate (%)	48	48	39	47	62

(a)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Amount less than $0.01.

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Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a)  Organization – Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c)  Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized depreciation from Level 3 investments held as of September 30, 2014 was ($2,970) and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Consumer Discretionary	$1,335,450	$—	$—	$1,335,450
Consumer Staples	3,578,750	—	—	3,578,750
Energy	3,785,644	—	—	3,785,644
Financials	6,091,223	—	—	6,091,223
Health Care	5,774,576	—	—	5,774,576
Industrials	2,760,000	—	—	2,760,000
Information Technology	5,626,496	—	—	5,626,496
Telecommunication Services	8,177,294	—	—	8,177,294
Total Common Stock	37,129,433	—	—	37,129,433

Convertible Bonds and Notes:
Consumer Discretionary	—	7,231,787	—	7,231,787
Consumer Staples	—	703,500	—	703,500
Energy	—	2,126,562	—	2,126,562
Financials	—	8,244,752	—	8,244,752
Health Care	—	17,940,259	—	17,940,259
Industrials	—	4,906,562	—	4,906,562
Information Technology	—	26,187,156	—	26,187,156
Materials	—	2,326,315	—	2,326,315
Telecommunication Services	—	810,000	—	810,000
Total Convertible Bonds and Notes	—	70,476,893	—	70,476,893

Convertible Preferred Stock:
Consumer Discretionary	—	—	779,969	779,969
Consumer Staples	—	1,879,699	—	1,879,699
Energy	—	2,115,000	—	2,115,000
Financials	—	7,004,510	—	7,004,510
Industrials	—	1,121,000	—	1,121,000
Total Preferred Stock	—	12,120,209	779,969	12,900,178

Mandatory Convertible Securities:
Consumer Staples	—	695,412	—	695,412
Financials	—	4,077,625	—	4,077,625
Health Care	—	1,122,975	—	1,122,975
Industrials	—	3,592,600	—	3,592,600
Utilities	—	3,640,675	—	3,640,675
Total Mandatory Convertible Securities	—	13,129,287	—	13,129,287
Total Investments	$37,129,433	$95,726,389	$779,969	$133,635,791

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at September 30, 2014, the end of the reporting period. The Fund recognized no transfers to or from levels 1 and 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of September 30, 2013	$776,999
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation)(1)	2,970
Net transfers in/out of Level 3	—
Balance as of September 30, 2014	$779,969

(1)	Included in the net change of unrealized appreciation on investments in the Statement of Operations.

E L L S W O R T H F U N D L T D . 2 0 1 4 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2014:

	Fair Value September 30, 2014	Valuation Methodologies	Unobservable Input(1)	Impact to Valuation from an Increase in Input(2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$779,969	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Increase

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d)  Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)  Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately $0.003 per share for the twelve months ended September 30, 2014.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2014 and 2013 were as follows:

	2014	2013
Ordinary income	$3,182,349	$3,480,976
Net realized gain on investments	—	—
	$3,182,349	$3,480,976

At September 30, 2014, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$20,736,440
Unrealized depreciation	(3,527,633)
Net unrealized appreciation	17,208,807

Undistributed ordinary income	490,531
Undistributed capital gains	2,404,417
Total distributable net earnings	2,894,948
Total accumulated earnings	$20,103,755

Cost for federal income tax purposes	$116,426,984

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Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at September 30, 2014, the Fund utilized $9,203,598 of its capital loss carryforwards and had no Post October losses.

(g)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i)  Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $13,129,287 at September 30, 2014, representing approximately 9.7% of net assets.

(j) Reclassification of Capital Accounts – Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At September 30, 2014 the Fund increased undistributed net investment loss by $10,103 and increased accumulated net realized gain on investments by $10,103.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At September 30, 2014, there were 13,140,692 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2014, 38,046 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $305,503.

During the twelve months ended September 30, 2014 the Fund repurchased 405,236 capital shares in the open market at a cost of $3,343,583. The weighted average discount of these purchases comparing the average purchase price to net asset value was 16.65%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $64,052,395 and $64,778,078, respectively, for the twelve months ended September 30, 2014.

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Notes to Financial Statements (continued)

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 5 – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. GT Advanced Technologies Inc. (GT) announced on October 6, 2014 that the company had filed for bankruptcy court protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Hampshire. GT expects the court will authorize the company to continue to conduct business as usual while it devotes renewed efforts to resolve its current issues and develops a reorganization plan. GT and Apple have reached a settlement agreement under which GT will wind down its sapphire materials production in the company’s Mesa, AZ and Salem, MA locations. The company indicated that it will exit from the market as a producer of sapphire materials and will refocus its business as an equipment supplier, manufacturing and developing sapphire growth systems and processes. In addition to these sapphire businesses, GT also has photo voltaic and poly silicon solar segments. The effect on the Fund’s net asset value on October 6, 2014 was $0.055 per share.

On November 17, 2014 the Board of Trustees of the Fund adopted a new minimum distribution policy. Pursuant to the new minimum distribution policy, the Fund anticipates making a cumulative annual distribution at a rate equal to at least 5% of the Fund’s trailing 12-month average month-end market price. This amount may be adjusted from time to time depending on current market conditions and the projected performance of the Fund. The distribution policy will be subject to regular review by the Board of Trustees. There can be no assurance that the amount of the quarterly distributions will be maintained at levels implemented under the policy or that the new distribution policy will not be discontinued or substantially modified in the future. Implementation of the new minimum distribution policy is subject to completion of any regulatory requirements.

Distributions may consist of net investment income, net realized capital gains (although capital gains distributions, if any, will only be made once per year) and/or a return of capital for federal income tax purposes. The Form 1099-DIV that your broker or agent will make available to you by the IRS mailing deadline will specify the taxability of our distributions, and will tell you how to report these distributions for federal income tax purposes.

On November 17, 2014 the Trustees authorized a plan to repurchase up to 3% of the Fund’s outstanding shares (up to approximately 394,000 shares). This repurchase program follows a prior 3% buyback authorization, adopted in 2013 and completed in 2014.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 20, 2014

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Miscellaneous Notes (unaudited)

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (888) 888-0314. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For shareholder distributions made with respect to income earned during each of the first three fiscal quarters, when the market price of a share of Fund beneficial shares is lower than such share’s net asset value, the Plan Agent will combine the distributions of all Plan participants and purchase shares in the open market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For shareholder distributions made with respect to capital gains realized during the fiscal year and income earned during the fourth fiscal quarter, when the market price of a share of Fund shares is lower than such share’s net asset value, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

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Miscellaneous Notes (unaudited) (continued)

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or on the Fund’s website at www.ellsworthfund.com. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources. This information is also available on the SEC’s website at www.sec.gov.

Declared Distribution

A distribution of $0.35 per share was declared on October 20, 2014, payable November 26, 2014 to shareholders of record at the close of business October 31, 2014. The distribution consists of $0.038 undistributed net investment income, and net realized long-term gains on investments of $0.312.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

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Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 2008 – Born 1954
Since August 2013, Managing Director of CAVU Securities (an institutional securities broker-dealer). Formerly Senior Counselor with Burson-Marsteller (a global public relations and communications firm) (2004 to 2013); Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1986 – Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.
Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2017 Trustee since 2007 – Born 1952
Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); director of Tax Receivables Corp., a private asset management company; and a general partner of Latitude Capital Partners, LLC, a private investment firm (2010 to 2012); Trustee of Bancroft.

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1997 – Born 1953
A private investor; formerly Managing Director of FTI Consulting Inc. (an international consulting company) (2009 to 2011) and Managing Director, Rodman & Renshaw, LLC (2006 to 2009); Trustee of Bancroft.

INTERESTED TRUSTEES

Thomas H. Dinsmore, CFA(1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2017 Trustee since 1986 Chairman of the Board since 1996 – Born 1953	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
Jane D. O’Keeffe(1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 1995 – Born 1955	Executive Vice President of the Fund; President of Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

(1)	Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

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Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2015, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years
Thomas H. Dinsmore, CFA(1,2,5) Trustee, Chairman and Chief Executive Officer Officer since 1986 Born 1953	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.
James A. Dinsmore, CFA(2,3) President Officer since 2007 Born 1982
President of the Fund since February 2014. Executive Vice President of the Fund from January 2013 until February 2014. Executive Vice President of Bancroft Fund and Dinsmore Capital since January 2013. Vice President of the Fund, Bancroft Fund and Dinsmore Capital from 2009 through 2012.

Jane D. O’Keeffe(1,3,5) Trustee and Executive Vice President Officer since 1994 Born 1955
Trustee of the Fund, Bancroft Fund and Dinsmore Capital. Executive Vice President of the Fund since February 2014. President of the Fund from 1996 until February 2014. President of Bancroft Fund and Dinsmore Capital.

Gary I. Levine(4) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Born 1957	Executive Vice President, Chief Financial Officer and Secretary of the Fund, Bancroft and Dinsmore Capital.
H. Tucker Lake, Jr.(5) Vice President Officer since 1994 Born 1947	Vice President of the Fund, Bancroft and Dinsmore Capital.
Germaine M. Ortiz(4) Vice President Officer since 1998 Born 1969	Vice President of the Fund, Bancroft and Dinsmore Capital.
Mercedes A. Pierre Vice President andChief Compliance Officer Officer since 1997 Born 1961	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital.

(1)	Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.

(2)	Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.

(3)	Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

(4)	Ms. Ortiz is the first cousin of Mr. Levine’s wife.

(5)	Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(888) 888-0314
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board
and Chief Executive Officer	Investment Adviser
Dinsmore Capital Management Co.
JAMES A. DINSMORE, CFA	65 Madison Avenue, Suite 550
President	Morristown, NJ 07960
(973) 631-1177
JANE D. O’KEEFE
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE MKT Exchange Symbol: ECF

H. TUCKER LAKE, JR.	Legal Counsel
Vice President	Ballard Spahr LLP

GERMAINE M. ORTIZ	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.  CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Ellsworth Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended September 30, 2013 and 2014.

Fiscal Year-End September 30	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees
2013	$37,500	$0	$3,500	$0
2014	$38,500	$0	$3,600	$0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2013 and 2014, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(3)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2013 and 2014. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2013 and 2014, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule
2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2013 and 2014, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.  INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2014 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Amended July 19, 2012)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore”).

The Boards of Trustees of the Funds have delegated to Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not receive proxies on many of their holdings.

Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments. The portfolio managers at Dinsmore oversee the voting policies and decisions for the Funds. In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.

Matters Related to the Board of Directors

1.

The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Dinsmore will consider whether the election of such nominee will cause the board of directors of such nominee’s company to have less than a majority of independent directors.

2.

The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.

The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.

Matters Related to Independent Auditors

1.

The Funds generally will vote in favor of independent accountants approved by an issuer. Prior to such vote, however, Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by such issuer to the independent auditors, and the nature of the non-audit services provided.

C.

Corporate Governance Matters

1.

Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

2.

Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.

Fixing number of directors;

b.

Stock splits; and

c.

Change of state of incorporation for specific corporate purposes.

D.

Matters Related to Equity-Based Compensation Plans

1.

The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.

The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.

Other Matters

1.

Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

2.

The Funds may, in their discretion, abstain from voting shares that have been recently sold.

3.

The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

4.

Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

F.

Material Conflicts of Interest

1.

Conflicts of interest may arise from time to time between Dinsmore and the Funds. Examples of conflicts of interests include:

a.

Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.

Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.

Dinsmore may hold a position in a security contrary to shareholder interests.

2.

If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

G.

Amendments

1.

Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.

the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.

the Adviser’s Board of Directors.

2.

Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 10, 2014, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Mr. James A. Dinsmore, President and Ms. Jane D. O’Keeffe, Executive Vice President, comprise the three-person portfolio management team of the Fund. Mr. Thomas H. Dinsmore has served as portfolio manager since 1996. Mr. James Dinsmore and Ms. O’Keeffe have served as portfolio managers since 2011.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since February 2014, Mr. James A. Dinsmore has served as President of the Fund and of Dinsmore Capital (the “Advisor”). He served as Executive Vice President of the Fund and of the Advisor from January 2013 until February 2014. Prior to this he served as Vice President of the Fund and the Advisor from 2009 through 2012. He had also been a research analyst for the Advisor beginning in 2004.

Since February 2014, Ms. O’Keeffe has served as Executive Vice President of the Fund and of the Advisor, as well as Managing Director of Research for the Advisor. She served as President of the Fund and of the Advisor from 1996 until February 2014. Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio. Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2) The portfolio management team comprised of Mr. Thomas H. Dinsmore, Mr. James A. Dinsmore and Ms. Jane D. O’Keeffe is also primarily responsible for the day-to-day management of one registered investment company, Bancroft Fund Ltd. (“Bancroft”), with total assets of $122,402,165 as of November 30, 2014. The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President

and Mr. James Dinsmore is Executive Vice President of Bancroft. This information is as of December 10, 2014. The Fund and Bancroft have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, Trade Allocation Procedures (the “Allocation Procedures”) have been adopted by the investment adviser for the Fund and Bancroft. The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

(3) This information is as of December 10, 2014. The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually. Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities. Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of December 10, 2014, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $500,001-$1,000,000. Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $10,001-$50,000. Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs*	(d) Maximum number of shares that may yet be purchased under the plans or programs*
October 1 through October 31, 2013	15,836	$8.09	15,836	389,400
November 1 through November 30, 2013	84,349	$8.07	84,349	305,051
December 1 through December 31, 2013	71,796	$8.05	71,796	233,255
January 1 through January 31, 2014	143,056	$8.28	143,056	90,199
February 1 through February 28, 2014	35,386	$8.48	35,386	54,813
March 1 through March 31, 2014	54,813	$8.60	54,813	—
Total	405,236	$8.26	405,236	—

* On October 21, 2013, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 3% of its outstanding shares (up to 405,236 shares, based on shares of beneficial interest outstanding as of October 21, 2013).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.  CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 10, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 6, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable. See the Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 10, 2014

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   December 10, 2014